SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            February 23, 2005

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 23, 2005, Interface, Inc. issued a press release reporting Interface, Inc.’s financial results for the fourth quarter and full year 2004.  A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  The information set forth herein, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01  REGULATION FD DISCLOSURE.

In its Current Report on Form 8-K dated November 2, 2004, the Company furnished financial information (specifically, net sales and operating income) about the Company’s continuing business segments for certain prior fiscal quarters. Exhibit 99.2, attached hereto and incorporated herein by reference, contains restated business segment data for those time periods, and segment data for additional time periods, and is being furnished by the Company to facilitate analyses about the Company’s performance. A portion of the information reflected in Exhibit 99.2 is not required under applicable SEC rules, and the Company is not otherwise required to disclose such information unless it is considered to be material. Whether or not that information is properly considered to be material, the Company believes it is appropriate to make the information available generally to all persons who might consider it to be useful for their respective purposes.

The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.

 None.

(b)    Pro Forma Financial Information.

 None.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated February 23, 2005, reporting Interface, Inc.’s financial results for the fourth quarter and full year 2004 (furnished pursuant to Item 2.02 of this Report).
99.2	Table containing certain restated and additional financial information of Interface, Inc. (furnished pursuant to Item 7.01 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President and Chief Financial Officer

Date: February 23, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated February 23, 2005, reporting Interface, Inc.’s financial results for the fourth quarter and full year 2004 (furnished pursuant to Item 2.02 of this Report).
99.2	Table containing certain restated and additional financial information of Interface, Inc. (furnished pursuant to Item 7.01 of this Report).